SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)  July 21, 1998


                         NORTHERN TRUST CORPORATION
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           (Exact name of registrant as specified in its charter)


           Delaware               0-05965                 36-2723087
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       (State or other          (Commission            (I.R.S Employer
       jurisdiction of          File Number)          Identification No.)
        incorporation)


       50 South LaSalle Street
       Chicago, Illinois                                       60675
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       (Address of principal executive offices)              (Zip Code)


                                  (312) 630-6000
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             (Registrant's telephone number, including area code)


                                  Not Applicable
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         (Former name or former address, if changed since last report)



 ITEM 5.   OTHER EVENTS

      AMENDMENT OF EXISTING RIGHTS AGREEMENT. On July 21, 1998, the Board of Directors (the "Board") of Northern Trust Corporation (the "Corporation") approved a third amendment (the "Third Amendment") to the Rights Agreement, dated as of October 17, 1989, between the Corporation and Norwest Bank Minnesota, N.A., as successor rights agent, as amended by that certain First Amendment, dated September 17, 1997, and that certain Second Amendment, dated November 18, 1997 (as so amended, the "1989 Rights
 Agreement").   The Third Amendment provides for an automatic redemption of the rights issued under the 1989 Rights Agreement (the "1989 Rights") upon the earliest to occur of the following (each, an "Automatic Redemption Event"): (i) any person becomes the beneficial owner of securities of the Corporation which in the aggregate represent 14% or more of the voting power of all voting securities of the Corporation, (ii) any person commences, or publicly announces its intent to commence, a tender or exchange offer if upon consummation thereof such person, together with all affiliates and associates of such person, would be the beneficial owner of securities of the Corporation which in the aggregate represent 15% or more of the voting power of all voting securities of the Corporation, (iii) any person makes by public announcement or by written communication that is or becomes the subject of a public announcement, or publicly announces its intent to make, a proposal to the Corporation or its stockholders for (1) a merger, consolidation or similar transaction involving the Corporation or any of its subsidiaries, (2) a purchase or other acquisition of all or a substantial portion of the assets or deposits of the Corporation and its subsidiaries or (3) a purchase or other acquisition of securities representing 15% or more of the voting power of all voting securities of the Corporation (any transaction of the type described in clauses (1), (2) and (3) above, an "Acquisition Transaction"), or (iv) any person files an application or notice with the Board of Governors of the Federal Reserve System, or any other federal or state banking regulatory authority, which application or notice seeks approval to engage in any transaction constituting an Acquisition Transaction. Effective immediately upon the occurrence of an Automatic Redemption Event, by action of the Board taken to approve the Third Amendment and without any further action on the part of or notice from the Board, the 1989 Rights will be redeemed and will terminate, and thereafter, the only right of holders of the 1989 Rights will be to receive the redemption price set forth in the 1989 Rights Agreement.

      The Third Amendment is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment.

      ADOPTION OF NEW RIGHTS AGREEMENT. On July 21, 1998, the Board also declared a dividend distribution of one right (each a "New Right") for each outstanding share of the common stock, par value $1.66 - 2/3 per share, of the Corporation ("Common Stock") to stockholders of record at the close of business on the earlier of October 31, 1999, the date on which the 1989 Rights Agreement expires, or the date on which the 1989 Rights are exchanged or redeemed in accordance with the provisions of the 1989 Rights Agreement (such date being referred to as the "Record Date"). Each New Right will entitle the registered holder to purchase from the Corporation one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Stock"), of the Corporation at an exercise price of $330.00, subject to adjustment (as adjusted from time to time, the "Purchase Price"). The description and terms of the New Rights are set forth in a Rights Agreement, dated as of July 21, 1998 (the "New Rights Agreement"), between the Corporation and Norwest Bank Minnesota, N.A., as Rights Agent.

      The New Rights Agreement was adopted by the Board to replace the 1989 Rights Agreement upon the expiration or redemption of the 1989 Rights, which will occur no later than October 31, 1999. In no event will both the 1989 Rights and the New Rights be exercisable.

      Initially following the Record Date, the New Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates will be distributed. Unless previously redeemed by the Board in accordance with the New Rights Agreement, the New Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 20 days following the Stock Acquisition Date (as defined below) or (ii) 20 days (or such later date as the Board shall determine, provided that under certain circumstances any decision to defer such date will require the concurrence of a majority of the Continuing Directors (as defined below)) after the date a tender or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock is first published, sent or given to the Corporation's stockholders.

      The "Stock Acquisition Date" is defined as the twentieth day following the earlier of (x) the first date of public announcement by the Corporation that any person or group (other than certain exempt persons or groups) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the shares of Common Stock then outstanding or (y) the date on which any Offering Person (as defined below) or any affiliate or associate thereof enters into an agreement with the Corporation providing for an Acquisition Transaction (as defined below) (any person described in clause
 (x) or clause (y) above is referred to as an "Acquiring Person"). Descendants of Corporation founder Byron L. Smith and certain related trusts and other entities (or a group comprised solely of such persons) will not be deemed to be an Acquiring Person as long as all such persons beneficially own less than 23% of the outstanding shares of Common Stock. An "Offering Person" is defined as any person (other than the Corporation or any of its subsidiaries) who, at the time that a majority of the Board is elected by stockholder action by written consent or is comprised of persons who were not nominated by the Board in office immediately prior to their election, (i) has commenced, or has publicly announced its intent to commence, a tender or exchange offer if upon consummation thereof such person, together with its affiliates and associates, would beneficially own 15% or more of the shares of Common Stock then outstanding, (ii) has made by public announcement or by written communication that is or becomes the subject of a public announcement, or has publicly announced its intent to make, a proposal to the Corporation or its stockholders for (x) a merger, consolidation or similar transaction involving the Corporation or any of its subsidiaries, (y) a purchase or other acquisition of all or a substantial portion of the assets or deposits of the Corporation and its subsidiaries, or (z) a purchase or other acquisition of securities representing 15% or more of the shares of Common Stock then outstanding (any transaction of the type described in clauses (x), (y) or (z) above, an "Acquisition Transaction"), or (iii) has filed an application or notice with the Board of Governors of the Federal Reserve System, or any other federal or state banking regulatory authority, which application or notice seeks approval to engage in any transaction constituting an Acquisition Transaction.

      "Continuing Director" means a director of the Corporation who (i) either (a) was a member of the Board prior to the date of the New Rights Agreement, or (b) subsequently became a director of the Corporation and whose election or nomination for election subsequent to such date was approved by a vote of a majority of the Continuing Directors then on the Board and (ii) is not an Acquiring Person or an affiliate or associate of an Acquiring Person or a representative of an Acquiring Person or any such affiliate or associate.

      Following the Record Date and until the Distribution Date, (i) the New Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the New Rights Agreement by reference and (iii) the surrender for transfer of any certificate for Common Stock outstanding will also constitute the transfer of the New Rights associated with the Common Stock represented by such certificate.

      The New Rights will not be exercisable until the Distribution Date and will expire at the close of business on October 31, 2009, unless earlier redeemed by the Corporation as described below.

      As soon as practicable after the Distribution Date, Rights
 Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the New Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with New Rights.

      In the event (a "Flip-in Event") that any person, at any time after the date of the New Rights Agreement, becomes an Acquiring Person (except as a result of an acquisition of shares of Common Stock made pursuant to an offer for all outstanding shares of Common Stock which a majority of the members of the Board who are not officers of the Corporation and who are Continuing Directors determine, after receiving advice from the Board's financial advisor, to be fair to and otherwise in the best interests of the Corporation and its stockholders (a "Qualifying Offer")), each holder of a New Right thereafter will have the right to receive, upon exercise thereof, Common Stock (or, in certain circumstances, cash, property or other securities of the Corporation) having a value equal to two times the Purchase Price. Notwithstanding any of the foregoing, following the occurrence of a Flip-in Event, all New Rights that are, or (under certain circumstances specified in the New Rights Agreement) were, beneficially owned by an Acquiring Person, any of its associates or affiliates, and certain of its transferees, will be null and void. Moreover, the New Rights will not be exercisable following the first occurrence of a Flip-in Event until such time as the New Rights are no longer redeemable by the Corporation as described below.

      In the event that, at any time following the Stock Acquisition Date,
 (i) the Corporation is acquired in a merger or other business combination transaction in which the Corporation is not the surviving corporation or in which the Corporation is the surviving entity but the Common Stock is changed or exchanged, or (ii) 50% or more of the Corporation's assets or earning power is sold or transferred (each, a "Flip-over Event"), each holder of a New Right (except New Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise thereof, common stock or other securities of the acquiring company having a value equal to two times the Purchase Price, provided that holders of New Rights will not be entitled to such right to receive acquiring company common stock in connection with any transaction described in this paragraph if such transaction is consummated with a person who acquired shares of Common Stock pursuant to a Qualifying Offer.

      The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the New Rights are subject to adjustment from time to time in accordance with customary antidilution provisions. Following the occurrence of a Flip-in Event or a Flip-over Event, the antidilution provisions will apply to the Common Stock or other securities for which the New Rights are then exercisable.

      With certain exceptions, no adjustment to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued, other than fractional shares of Preferred Stock that are integral multiples of one one-hundredth of a share, and a cash payment will be made in lieu thereof based on the market price of the Preferred or Common Stock on the last trading day prior to the date of exercise.

      At any time after the New Rights become exercisable for Common Stock, the Board may exchange the unexercised New Rights (other then New Rights owned by any Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Corporation's preferred stock having equivalent rights, preferences and privileges), per New Right (subject to adjustment). Under certain circumstances, authorization of any such exchange must be by a majority of the Continuing Directors then in office.

      The Board is empowered to redeem the New Rights in whole, but not in part, at a price of $.01 per New Right (the "Redemption Price") at any time before the earlier of (i) the expiration of twenty days following the Stock Acquisition Date or (ii) the final expiration date of the New Rights. Notwithstanding the foregoing, in the event that a majority of the Board is elected by stockholder action by written consent, or is comprised of persons who were not nominated by the Board in office immediately prior to their election, then (i) for a period of 180 days following the effectiveness of such election the New Rights may not be redeemed, and (ii) thereafter redemption may only be authorized with the concurrence of a majority of the Continuing Directors. Immediately upon the action of the Board ordering redemption of the New Rights, the New Rights will terminate and the only right of the holders of New Rights will be to receive the Redemption Price.

      Until a New Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the New Rights will not be taxable to stockholders or to the Corporation, stockholders may, depending upon the circumstances, recognize taxable income in the event that the New Rights become exercisable for Common Stock (or other consideration) or for common stock of an acquiring company as set forth above.

      The Rights Agreement may be amended by the Board (a) prior to the Distribution Date, in any manner (other than an amendment to the Redemption Price or the number of one one-hundredths of a share of Preferred Stock purchasable upon exercise of a New Right) and (b) after the Distribution Date, in order to (i) cure any ambiguity, (ii) correct or supplement provisions which may be defective or inconsistent, (iii) make changes which do not adversely affect the interests of holders of New Rights (other than those held by an Acquiring Person or certain related persons) or (iv) shorten or lengthen any time period under the New Rights Agreement (including the time period governing redemption), provided that no extension or amendment to adjust the time period for redemption may be made at such time as the New Rights are nonredeemable. Notwithstanding the foregoing, in the event that a majority of the Board is elected by stockholder action by written consent, or is comprised of persons who were not nominated by the Board in office immediately prior to their election, then (i) for a period of 180 days following the effectiveness of such election, the New Rights Agreement may not be amended, and (ii) thereafter the New Rights Agreement may only be amended with the concurrence of a majority of the Continuing Directors.

      The New Rights Agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary description of the New Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the New Rights Agreement.

      AMENDMENT OF BY-LAWS. On July 21, 1998, the Board also approved amendments to the Corporation's By-Laws which, among other things, (i) provide that the annual meeting of stockholders be held on such date as the Board shall determine, (ii) eliminate the right of stockholders of the Corporation to call a special meeting, (iii) require advance notice of stockholder proposals for director nominations and items of business at an annual meeting, (iv) require that a record date be set by the Board in connection with any stockholder action by written consent, (v) grant the presiding officer of a stockholders meeting the power to adjourn the meeting in the absence of a quorum, and (vi) amend the provisions relating to special meetings of the Board.

      The By-Law amendments adopted by the Corporation on July 21, 1998 are attached hereto as Exhibit 3(ii) and are incorporated herein by reference. The foregoing summary description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments to the By-Laws.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           3(ii)     Amendments to the By-Laws of Northern Trust
                     Corporation adopted on July 21, 1998, together with complete By-Laws of Northern Trust Corporation as amended through July 21, 1998

           99.1 Third Amendment to the Rights Agreement, dated as of October 17, 1989, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as successor rights agent

           99.2 Rights Agreement, dated as of July 21, 1998, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as Rights Agent




                                 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN TRUST CORPORATION


                                        By: /s/ Perry R. Pero
                                            ------------------------------
                                            Name:  Perry R. Pero
                                            Title: Senior Executive Vice
                                                     President

 Dated: July 24, 1998



                               Exhibit Index


 Exhibit No.         Description
 -----------         -----------
   3(ii)             Amendments to the By-Laws of Northern Trust
                     Corporation adopted on July 21, 1998, together with complete By-Laws of Northern Trust Corporation as amended through July 21, 1998

   99.1 Third Amendment to the Rights Agreement, dated as of October 17, 1989, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as successor rights agent

   99.2 Rights Agreement, dated as of July 21, 1998, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as Rights Agent